                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 25, 1996


                         INTERACTIVE MEDICAL TECHNOLOGIES LTD.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



          DELAWARE                   0-21384                   13-3367421
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)          Identification Number)



       2139 PONTIUS AVENUE, LOS ANGELES, CALIFORNIA               90025
-------------------------------------------------------------------------------
          (Address of Principal Executive Offices)              (zip code)



         Registrant's telephone number, including area code: (310) 312-9652


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS:

         (d) Letter from Arthur Andersen LLP, dated January 15, 1996 referred to in Form 8-K dated December 28, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Arthur Andersen LLP letter dated January 15, 1996.




                                       INTERACTIVE MEDICAL TECHNOLOGIES LTD.
                                                 (Registrant)



                                       By:  /s/ PETER BENZ
                                            ------------------------------------
                                            Name:  Peter Benz
                                            Title: Chief Financial Officer




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                                    ARTHUR
                                   ANDERSEN

                            ARTHUR ANDERSEN & CO. SC


January 15, 1996                                     -------------------
                                                     Arthur Andersen LLP
Mr. Peter Benz
Chief Financial Officer                              -------------------
Interactive Medical Technologies, Ltd.               633 West Fifth Street
2139 Pontius Avenue                                  Los Angeles, CA 90071-2008
Los Angeles, California 90025                        213 614 6500




Dear Mr. Benz:

This is to confirm that the client-auditor relationship between Interactive Medical Technologies Ltd. and Arthur Andersen LLP has ceased. We have read
Item 4 included in the attached Form 8-K dated December 20, 1995 of Interactive Medical Technologies Ltd. filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein.



Very truly yours,


ARTHUR ANDERSEN LLP


By /s/ CRAIG E. ISOM
   -------------------------------
   Craig E. Isom


JDP

Copy to: Mr. Edmund L. Coulson, Chief Accountant
         Securities and Exchange Commission